SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                            NEWCARE HEALTH CORPORATION
                 (Name of Registrant as Specified in Its Charter)

                            NEWCARE HEALTH CORPORATION
                    (Name of Person(s) Filing Proxy Statement)
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                                                           PRELIMINARY COPY
                            NEWCARE HEALTH CORPORATION
                           6000 LAKE FORREST DRIVE, #315
                             ATLANTA, GEORGIA  30328
                                 (404) 252-2923

                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD APRIL 6, 1998

TO THE SHAREHOLDERS OF NEWCARE HEALTH CORPORATION:

     NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders of NewCare Health Corporation, a Nevada corporation, will be held at the offices of the Company at 6000 Lake Forrest Drive, Suite 315, Atlanta, Georgia, on Monday, April 6, 1998, at 11:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1.   The approval of the Company's 1997 Stock Option Plan.

     2. The transaction of such other business as may properly come before the meting or any adjournment thereof.

     Only holders of the $.02 par value Common Stock of the Company of record at the close of business on March 12, 1998, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Corporation.

     All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              CHRIS BROGDON, CHAIRMAN OF THE BOARD
Atlanta, Georgia
March 12, 1998

                           NEWCARE HEALTH CORPORATION
                          6000 LAKE FORREST DRIVE, #315
                            ATLANTA, GEORGIA  30328
                                (404) 252-2923
                     -----------------------------------------
                                 PROXY STATEMENT
                     -----------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 6, 1998

                               GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of NewCare Health Corporation, a Nevada corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held at the offices of the Company at 6000 Lake Forrest Drive, Suite 315, Atlanta, Georgia, on Monday, April 6, 1998, at 11:00 a.m., Eastern Time, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about March 13, 1998.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

                       SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.02 par value Common Stock. Each share of Common Stock entitles the holder to one (1) vote. Only shareholders of record at the close of business on March 12, 1998, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On March 12, 1998, the Company had 12,039,193 shares of its $.02 par value Common Stock outstanding.

     A majority of the Company's outstanding Common Stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares entitled to vote owned beneficially, as of January 29, 1998, by any person, who is known to the Company to be the beneficial owner of 5% or more of the Company's Common Stock, and, in addition, by each Director of the Company and by all Directors and

Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

   NAME AND ADDRESS                 AMOUNT OF BENEFICIAL           PERCENTAGE
  OF BENEFICIAL OWNER                     OWNERSHIP                 OF CLASS
-----------------------------       --------------------           ----------
Ashok Dalal                             1,031,469(1)                   8.6%
3703 Bridge Road
Cooper City, FL  33026

Dr. Kishor Karia                          901,138(2)                   7.5%
11001 Pines Blvd., Suite 106
Pembroke Pines, FL  33024

Dr. Dhiraj Patel                          907,888(3)                   7.5%
11801 N. Island Road
Cooper City, FL  33026

Chris Brogdon                           2,231,211(4)                  18.0%
6000 Lake Forrest Drive, Suite 200
Atlanta, GA  30328

Harlan Mathews                                  0                       -0-
420 Hunt Club Road
Nashville, TN  37221

Veena Holdings, Ltd.(5)                   901,138                      7.5%
1101 Pines Blvd., Suite 106
Pembroke Pines, FL  33024

Daksha Vakharia Revocable Trust           598,000                      5.0%
3365 Bridle Path Lane
Fort Lauderdale, FL  33331

William McBride, III                       50,000                      0.4%
1647 Logan Creek Drive
Glenbrook, NV  89413

Pro Futures Bridge Capital Fund,        1,000,002(6)                   8.1%
  L.P.
5350 S. Roslyn Street, Suite 350
Englewood, CO  80111

All Directors and Executive             5,296,707                     42.4%
Officers as a Group (8 Persons)
-------------------
(1) This amount includes an aggregate of 31,469 shares held of record by certain family members of Ashok Dalal.

(2) Represents shares held by Veena Holdings, Ltd., a partnership owned by Dr. Karia and his family.

(3) Includes 801,138 shares held in the name of Dr. Patel's wife, Pravinagauri Patel; 26,750 shares held in the Karia & Patel Stirling Health Center Annuity Plan for the benefit of Dr. Patel; and 80,000 shares held jointly by Dr. Patel and his wife.

(4) Includes 703,324 shares owned by Mr. Brogdon; 392,600 shares owned by Mr. Brogdon's wife, Connie Brogdon; 202,787 shares of Common Stock which represents

50% of the shares held by Winter Haven Homes, Inc., of which Connie Brogdon is a 50% owner; 375,000 shares underlying currently exercisable stock options held by Mr. Brogdon; and 535,500 shares underlying options Mr. Brogdon holds to purchase stock from another shareholder.

(5) The shareholders of Veena Holdings, Ltd. are Dr. Kishor Karia, Veena Karia, Ojus Karia and Tajus Karia.

(6) Includes 666,668 shares held directly and 333,334 shares underlying warrants held by Pro Futures Bridge Capital Fund, L.P.

                       APPROVAL OF 1997 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

     In April 1997, the Company's Board of Directors approved the establishment of a Stock Option Plan (the "1997 Plan") subject to approval of the Company's shareholders. The Board of Directors believes that the 1997 Plan will advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance. The Board believes it also will enable the Company to attract and retain the services of employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance. The Board believes it also will enable the Company to attract and retain the services of employees, officers, directors and consultants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

     The 1997 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options will only be granted to persons who are employees of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 1997 Plan may not exceed 2,000,000, subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions. The option price may be satisfied by the payment of cash, or where approved by the Board of Directors, in its sole discretion and where permitted by law: (a) by cancellation of indebtedness of the Company to the holder; (b) by surrender of shares of Common Stock of the Company having a Fair Market Value equal to the exercise price of the option that have been owned by holder for more than six months, or were obtained by the holder in the open public market; (c) by waiver of compensation due or accrued to the holder for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the holder and a broker-dealer whereby the holder irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price and the broker-dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the holder and a broker-dealer whereby the holder irrevocably elects to exercise the option and to pledge the shares so purchased to the broker-dealer in a margin account, and the broker-dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

     The Board of Directors may amend the 1997 Plan at any time, provided that the Board may not amend the 1997 Plan to materially increase the number of shares available under the 1997 Plan, materially increase the benefits accruing to Participants under the 1997 Plan, or materially change the eligible class of employees without shareholder approval.

     To date, stock options have been granted under the 1997 Plan to four employees to purchase an aggregate of 185,000 shares of Common Stock at prices ranging from $2.25 to $4.85 per share, contingent on shareholder approval of the 1997 Plan. Of these options, options to purchase 50,000 shares at $2.25 per share were granted to Frank Camma, Vice President of Strategic Planning of the Company, options to purchase 50,000 shares at $4.85 per share were granted to Arthur Doloresco, President of the Company's NewCare Hospital Corporation subsidiary, and options to purchase 25,000 shares at $4.50 per share were granted to Timothy Beaulieu, Executive Vice President.

     Approval of the 1997 Plan requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting. The Board of Directors recommend a vote FOR approval of the 1997 Plan.

                              SHAREHOLDER PROPOSALS

     The Board of Directors has not yet determined that date on which the next annual meting of the shareholders will be held. Any proposal by a shareholder intended to be presented at the Company's next Annual Meeting of Shareholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to shareholders in order to be included in the Company's proxy statement relating to that meeting.

                                  OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. A majority of the vote of the shares represented at the Meeting is necessary to approve any such matters.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      CHRIS BROGDON, CHAIRMAN OF THE BOARD
Atlanta, Georgia
March 12, 1998

P R O X Y                                                   PRELIMINARY COPY
                           NEWCARE HEALTH CORPORATION
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Chris Brogdon with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of NewCare Health Corporation held of record by the undersigned on March 13, 1998, at the Special Meeting of Shareholders to be held on April 6, 1998, or any adjournment thereof.

     1.   The approval of the Company's 1997 Stock Option Plan.

            [   ]  FOR         [   ]  AGAINST     [   ]  ABSTAIN

     2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated: ___________, 1998            _______________________________________
                                    Signature(s) of Shareholder(s)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEWCARE HEALTH CORPORATION. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.